SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         OCTOBER 5, 2000
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                           AMERIHOST PROPERTIES, INC.
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               (Exact name of registrant as specified in charter)


          DELAWARE                       0-15291                  36-3312434
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(State of other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


2355 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 400, ARLINGTON HEIGHTS, ILLINOIS 60005
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (847) 228-5400
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 5, 2000, the Registrant selected KPMG Peat Marwick LLP ("KPMG") to serve as its independent public accountants for fiscal 2000 and, accordingly, dismissed BDO Seidman, LLP ("BDO"). The decision to engage KPMG and dismiss BDO was approved by the Audit Committee and the Board of Directors of the Registrant.

         BDO's reports on the Registrant's consolidated financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through October 5, 2000, there was no disagreement with BDO regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports.

         The Registrant has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 10, 2000 is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16         Letter from BDO Seidman, LLP



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERIHOST PROPERTIES, INC.
                                                  (Registrant)


Date: October 10, 2000              By:     /s/ James B. Dale
                                       -----------------------------------------
                                            James B. Dale
                                            Senior Vice President and
                                            Chief Financial Officer



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